Consent of Independent Auditors

CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 of Dair Ventures, Inc. of our report dated
June 30, 2002 which appears in the Registrant's Form 10-KSB for the year ended December 31, 2001.

Eisner C.P.A. P.C.

Certified Public Accountants